SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
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          Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        HAUPPAUGE DIGITAL, INC.
            -----------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                        HAUPPAUGE DIGITAL, INC.
               -----------------------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
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          and  0-11.

          (1) Title of each class of securities to which transaction applies: _______________________________________________

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               applies: ______________________________________________

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               computed pursuant to Exchange Act Rule 0-11:
               ________________________________________________________

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

                      HAUPPAUGE DIGITAL, INC.
                          91 Cabot Court
                    Hauppauge, New York 11788
       ____________________________________________________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       ____________________________________________________

The annual meeting of the stockholders of Hauppauge Digital, Inc. (the "Company") will be held on March 12, 1998 at 10:00 a.m., local time, at the offices of the Company at 91 Cabot Court, Hauppauge, New York 11788. The meeting is called for the following purposes:

     ELECTION OF DIRECTORS

The election of four (4) directors to hold office for a term of one
(1) year and until the election and qualification of their respective successors.

     APPROVAL OF 1998 INCENTIVE STOCK OPTION PLAN

To approve the adoption of a 1998 Incentive Stock Option Plan for the issuance of 350,000 shares to key employees of the Company.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

To ratify the appointment of BDO Seidman, LLP, Certified Public
Accountants, as independent auditors for the fiscal year ending
September 30, 1998.

     TRANSACTION OF OTHER BUSINESS

To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on January 27, 1998 are entitled to notice of, and to vote at, this meeting. Sending in your proxy will not prevent your attending and voting at the meeting in person should you later decide to do so.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the enclosed proxy statement for further information with respect to the business to be transacted at the meeting.

If you do not expect to attend the meeting in person, please sign and date the enclosed proxy and mail it promptly in the enclosed envelope.

By order of the Board of Directors.

Dated: January 28, 1998
                                   KENNETH PLOTKIN
                                   Secretary

                          HAUPPAUGE DIGITAL, INC.
                              91 Cabot Court
                         Hauppauge, New York 11788

                    __________________________________

                              PROXY STATEMENT
                    __________________________________

The proxy statement mailed to stockholders commencing on or about February 4, 1998 is furnished in connection with the solicitation of proxies by the Board of Directors of Hauppauge Digital, Inc. (the "Company") in connection with the annual meeting of stockholders (the "Annual Meeting") of the Company to be held March 12, 1998 at 10:00 a.m., local time, at the offices of the Company at 91 Cabot Court, Hauppauge, New York 11788. Proxies will be voted in accordance with directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in the proxy statement.

A proxy in the enclosed form may be revoked at any time, prior to it being voted at the Annual Meeting by sending a subsequently dated proxy or by giving written notice to the Company, in each case to the attention of Kenneth Plotkin, Secretary, at the address set forth above. Stockholders who attend the Annual Meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

The expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and proxy statement, the handling and tabulation of proxies received and the charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents of the proxy material to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone and telegraph by directors, officers or regular employees of the Company. It is estimated that the total cost of proxy solicitations by the Company will not exceed $5,000.

The matters to be considered at this Annual Meeting will be the election of directors for the ensuing year, the approval of the 1998 Incentive Stock Option Plan, and the ratification of the appointment of BDO Seidman, LLP, Certified Public Accountants as independent auditors. The Company is aware of no other matters to be presented for action at the Annual Meeting.

              OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Company's voting securities consist solely of common stock, $.01 par value (the "Common Stock"). Holders of Common Stock at the close of business on January 27, 1998 will be entitled to vote. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. On the record date there were outstanding 4,398,102 shares of Common Stock, exclusive of treasury shares.

                   NOMINATION AND ELECTION OF DIRECTORS

General

Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until his death, resignation, or removal. The bylaws of the Company provide that the number of the directors of the Company shall be a minimum of three (3) and a maximum of seven (7) and that directors shall be elected by a plurality of the votes cast. The Board of Directors has chosen and designated the four
(4) nominees below. At the Annual Meeting, four (4) directors are to be elected.

Proxies in the enclosed form will be voted for the nominees named. Authority may be withheld for any nominee. Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for director. In addition, stockholders may nominate additional nominees as candidates for the position as director. Although the Board of Directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the Board of Directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named.

Nominees

The following table sets forth the nominees for the Board of Directors to be elected at the Annual Meeting, together with certain information with respect to each:


                                              Director
Name                          Age             Since

-----                        -----          ----------
Kenneth R. Aupperle             40             1994

Kenneth Plotkin                 46             1994

Leonard A.  Neuhaus             39             1995

Bernard Herman                  70             1996
________________

KENNETH R. AUPPERLE is a co-founder of the Company. He has been the Company's President and Chief Operations Officer since the Company's incorporation. Mr. Aupperle holds a BS in Electrical Engineering and an MS in Computer Science from Polytechnic University, along with additional work toward a Ph.D.

KENNETH PLOTKIN is a co-founder of the Company. He has been the Company's Chairman of the Board of Directors and Chief Executive Officer since the Company's incorporation. Mr. Plotkin is presently Secretary of the Company and is Vice-President in charge of marketing. He holds a BS and an MS in Electrical Engineering from the State University of New York at Stony Brook.

LEONARD A. NEUHAUS has served as a director of the Company since
January 10, 1995, the effective date of the Company's 1995 public offering, in accordance with the right of Lew Lieberbaum & Co., Inc. ("LLC"), the underwriter for the Company, to designate a nominee to the Company's Board of Directors. Mr. Neuhaus is a co-founder, chief operating officer and director of LLC, which changed its name to First Asset Management Corp. in November, 1997. Mr.
Neuhaus only devotes a limited portion of his time to the affairs of the Company. He is also a certified public accountant, licensed in the State of New York since 1982. The National Association of
Securities Dealers, Inc. ("NASD") has previously alleged that LLC and others, including Mr. Neuhaus, in 1991, engaged in market manipulation, inaccurately maintained books and records and failed to adequately supervise the activities of LLC's personnel in connection with the trading for LLC's account of warrants which were part of a public offering of units of convertible preferred stock and warrants of a company for which LLC had acted in 1991 as managing underwriter. In order to expeditiously resolve this matter and without admitting or denying these allegations, in January 1995, Mr. Neuhaus and others voluntarily entered into a

Letter of Acceptance, Waiver and Consent with the NASD pursuant to which Mr. Neuhaus was censured and fined by the NASD, agreed to pay with LLC and others restitution to customers and was suspended for associating with any NASD member for a three month period.

BERNARD HERMAN from 1979 to 1993 was chief executive officer of Okidata Corp. of Mount Laurel, New Jersey, a distributor of computer peripheral products. Since then he has served as a consultant with reference to computer products.

Security Ownership of Management

     The following table sets forth the beneficial ownership of the Company's Common Stock (its only class of equity securities outstanding) as of January 27, 1998 by each director nominee and all directors and executive officers as a group:

                                Shares of          Percent
                               Stock Owned           of
Name                          Beneficially(1)      Class
-----                         ------------         -----
Kenneth R. Aupperle(2)(3)     392,610(4)           8.7%

Kenneth Plotkin(2)(3)         398,150(4)           8.8%

Leonard A. Neuhaus(5)           5,000(6)            *

Bernard Herman                  8,000(6)            *

All executive officers
 and directors as a
 group (6 persons)             864,527             18.7%
 _________________
*    Less than one (1%) percent.

(1)  Beneficial ownership is determined in accordance with Rule
     13d-3 under the Securities Exchange Act of 1934, except as set forth above.

(2) Laura Aupperle, wife of Kenneth R. Aupperle, beneficially owns 302,550 shares, or 6.8% of the outstanding shares of the Company. Dorothy Plotkin, wife of Kenneth Plotkin, beneficially owns 305,950 shares or 6.9% of the outstanding shares of the Company. Ownership of shares by each individual does not include ownership by that person's spouse which is disclaimed by the named individual.

(3) One warrant has been issued for 60,000 shares to Laddok Realty Co. ("Laddok"), of which Kenneth R. Aupperle and Kenneth Plotkin, and their wives, Laura Aupperle and Dorothy Plotkin, are partners. Each individual expressly disclaims any percentage interest in the warrant other than that which represents such partner's percentage interest in the partnership, which is equal to 15,000 shares.

(4) Includes to each non-qualified stock options to acquire 30,000 shares of Common Stock granted on January 10, 1995 and exercisable until January 9, 2005, which options were part of an overall grant of a non-qualified stock option to purchase 150,000 shares of Common Stock at $3.15 per share. Also includes to each non-qualified options to acquire a total of 45,000 shares of Common Stock and incentive stock options to acquire a total of 15,000 shares of Common Stock. See "1996 Non-Qualified Stock Option Plan", "1994 Incentive Stock Option Plan" and "Description of the 1998 Incentive Stock Option Plan", below.

(5) Disclaims any ownership in shares of Common Stock held by LLC, which may from time to time own shares of Common Stock in the Company in its role as a market maker of the Company's Common Stock.

(6) Includes to each non-qualified options to acquire 5,000 shares of Common Stock. See "1996 Non-Qualified Stock Option Plan", below.

Board and Committee Meetings

Six (6) meetings of the Board of Directors were held during the fiscal year ended September 30, 1997. No director attended fewer than seventy-five (75%) percent of such meetings.

The Company has audit, compensation and stock option committees. The function of the audit committee is to review and report to the Board with respect to the annual audit of the Company's independent accountants, including the scope and general extent of their examination, the audit procedures that will be utilized by the independent accountants, and the compensation of the independent accountants; to review and report to the Board on the general policies and procedures utilized by the Company with respect to internal auditing, accounting, and financial controls; and to review and report to the Board on the subject of retention of the Company's independent accountants. The functions of the compensation committee are to determine the general compensation policies of the Company, establish compensation plans, and determine senior management compensation. The function of the stock option committee is to administer the Company's stock option plans. Bernard Herman and Leonard Neuhaus are each members of the audit, compensation, and stock option committees. Kenneth R. Aupperle also serves on the audit committee. Kenneth Plotkin also serves as a member of the compensation committee. The stock option and audit committees met twice and the compensation committee met once during the fiscal year ending September 30, 1997.

                      PRINCIPAL HOLDERS OF SECURITIES

The following sets forth the ownership with respect to each person known to own beneficially more than 5% of the Company's Common
Stock as of January 27, 1998:

                  Name and             Amount and Nature     Percent
 Title           address of              of Beneficial         of
of Class       Beneficial Owner         Ownership(1)          Class
--------       ----------------          ------------        -----
Common Stock   Kenneth R. Aupperle       392,610 direct      8.8 %
$.01 par value 91 Cabot Court            and beneficial
               Hauppauge, NY 11788

Common Stock   Kenneth Plotkin           398,150 direct      8.9%
$.01 par value 91 Cabot Court            and beneficial
               Hauppauge, NY 11788

Common Stock   Laura Aupperle            302,550 direct      6.8%
$.01 par value 23 Sequoia Drive          and beneficial
               Hauppauge, NY 11788

Common Stock   Dorothy Plotkin           305,950 direct      6.9%
$.01 par value 21 Pine Hill Drive        and beneficial
               Dix Hills, NY 11746

Common Stock   LCO Investments Limited    284,500 direct     6.5%
$.01 par value c/o Richards & O'Neil,LLP  and beneficial
               885 Third Avenue
               New York, NY 10022
_________________
(1)  See footnotes to table under "Security Ownership of Management."

                          EXECUTIVE COMPENSATION

Summary

The following describes the components of the total compensation of Kenneth Plotkin, the CEO of the Company, and John Casey, Vice-President of Technology who is the only executive of the Company with a total annual salary and bonus for the year ended September 30, 1997 in excess of $100,000.

                       SUMMARY COMPENSATION TABLE

                 Annual Compensation              Long term compensation
               ------------------------  --------------------------------------
                                              Awards              Payouts
                                         ------------------   -----------------
                                Other             Securities            All
Name and                        annual Restricted underlying  LTIP     other
principal      Salary  Bonus   compen-    stock    options / payouts  compen-
position  Year  ($)    ($)     sation($) award(s)($) SARs (#)  ($)    sation($)
--------  ----  ------ -----  ---------- --------- ---------- ------  --------
Kenneth  1997    94,016  --   4,800(1)      ---        ---      ---      ---
Plotkin,
CEO      1996    62,746  --   4,820(1)(2)   ---       15,000    ---      ---

         1995    56,083  --   1,600(1)(2)   ---      150,000    ---      ---


John     1997   103,574  --      ---        ---        4,500    ---      ---
Casey,
V.P.-    1996    96,346  --      ---        ---       10,000    ---      ---
Techn.
         1995    85,067  --      ---        ---          ---    ---      ---
______________
(1) Represents non-cash compensation in the form of the use of a car and related expenses.

(2) Does not include compensation deferred as of September 30, 1996 in the amount of $12,331 and September 30, 1995 in the amount of $9,231.


Stock Options

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                            [Individual Grants]

                 Number of         Percent of
                securities        total options/
                underlying        SARs granted     Exercise
                Options/SARs       in fiscal       or base      Expiration
Name             granted (#)         year          price ($/Sh)     Date
----           -------------      ------------    ------------     ----
Kenneth Plotkin,    0                   0%           n/a            n/a
CEO

John Casey, V.P.-   2,500               3%           $2.69        1/31/2007
Technology
                    2,000               2%           $2.69         3/4/2003

                AGGREGATED OPTION/SAR EXERCISES IN LAST
                FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                        Number
                                        of securities     Value
                                        underlying        unexercised in-
                                        unexercised       the-money options/
                 Shares                 SARs at FY-end(#) SARs at FY-end($)
               acquired on    Value     exercisable /     exercisable /
Name           exercise (#) realized($) unexercisable     unexercisable
-----          ------------ ----------- -------------     ----------------
Kenneth Plotkin,
CEO               -0-         -0-    45,000(1)/120,000   $54,562.50/$139,500

John Casey, V.P.-
Technology        -0-         -0-        2,000/12,100    $ 1,125/$11,801.25
-----------
(1) Includes options to acquire 30,000 shares which became exercisable as a result of the Company achieving pre-tax income in excess of $1,000,000 in fiscal year ended September 30, 1997. See "Security Ownership of Management", above.


Compensation of Directors

Directors of the Company are not compensated solely for being on the Board of Directors. However, during the fiscal year, 5,000 non-qualified options were issued to each of the non-employee directors. See "1996 Non-Qualified Stock Option Plan". It is the intention of the Company to issue non-qualified options in the future to non-employee directors.

Employment Agreements

On January 10, 1995, Kenneth R. Aupperle and Kenneth Plotkin each entered into a three year employment agreement (the "1995 Employment Agreements") with the Company to serve as president, and chief operations officer, and chief executive officer, vice-president in charge of marketing and secretary, respectively. The 1995 Employment Agreements provided for an annual salary of $60,000 during the first year, $80,000 during the second year and $100,000 during the third year. Each of the 1995 Employment Agreements provided for disability benefits, a car allowance of $400 per month, reasonable reimbursements for automobile expenses and also medical insurance as is standard for the employees of the Company. The 1995 Employment Agreements expired on December 31, 1997.

As of January 10, 1998, Kenneth R. Aupperle and Kenneth Plotkin each entered into new employment agreements (the "1998 Employment Agreements") with the Company to serve as president and chief operations officer, and chief executive officer, vice-president in charge of marketing and secretary, respectively. The 1998 Employment Agreements each provide for a three year term which term is automatically renewable each year unless otherwise authorized by the Board of Directors. The 1998 Employment Agreements provide for an annual base salary of $125,000 during the first year, $150,000 during the second year, and $180,000 during the third year. For each Annual Period (as defined in the 1998 Employment Agreements) thereafter, the 1998 Employment Agreements provide that compensation shall be as mutually determined, but not less than that for the preceding Annual Period. In addition, the 1998 Employment Agreements provide for a bonus to be paid as follows: an amount equal to 2% of the Company's earnings, excluding earnings that are not from operations, before reduction for interest and income taxes ("EBIT"), for each fiscal year starting with the year ended September 30, 1998, provided that the Company's EBIT for the applicable fiscal year exceeds 120% of the prior fiscal year's EBIT and if not, then 1% of the Company's EBIT. The determination of EBIT shall be made in accordance with the Company's audited filings with the Securities and Exchange Commission on its Form 10-KSB or Form 10-K. The 1998 Employment Agreements further provide for disability benefits, term life insurance in the amount of $500,000 each for the benefit of the executives' families and the Company, a car allowance of $500 per month, reasonable reimbursement for automobile expenses, and medical insurance as is standard for executives of the Company. In the event of a Change of Control in the Company (as defined in the 1998 Employment Agreements), a one-time bonus shall be paid equal to three times the amount of the executive's average annual compensation (including salary, bonus and benefits) received by him during the thirty-six month period preceding the date of the Change of Control.


                   COMPLIANCE WITH SECTION 16(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended September 30, 1997 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.


                     1994 INCENTIVE STOCK OPTION PLAN

On August 2, 1994, the Company adopted an Incentive Stock Option Plan ("ISO"), as defined in section 422 of the Internal Revenue Code, as amended. 200,000 shares of Common Stock have been reserved for issuance under the ISO. Pursuant to the ISO, options may be granted for up to ten years with exercise prices (A) during the first two years after January 10, 1995, of no less than the greater of $3.15, or the fair market value of the Common Stock on the date of grant, or (B) thereafter, of no less than fair market value of the Common Stock on the date of grant. On August 6, 1997, the ISO was registered with the Securities and Exchange Commission under Form S-8. Pursuant to the 1998 Employment Agreements, on January 21, 1998, options to acquire a total of 54,100 shares were granted to Kenneth R. Aupperle and Kenneth Plotkin, in equal shares, exercisable in increments of 33 1/3% per year at $5.0875 per share, for a period of five years from the date the options first become exercisable. Options to acquire a total of 18,500 shares have been granted to Gerald Tucciarone and 14,500 to John Casey, each an executive officer, of which an aggregate of 15,667 are exercisable within sixty (60) days from the date of this proxy statement. As of January 27, 1998, options to acquire 200,000 shares were granted under this plan, exercisable at prices ranging between $2.69 and $5.0875 per share. All but 10,000 of these options granted are exercisable for a term of 5 years from the date they first become exercisable. Options to acquire 85,067 shares are exercisable within sixty
(60) days from the date of this proxy statement; to date, 7,000 options under the ISO have been exercised.

                   1996 NON-QUALIFIED STOCK OPTION PLAN

On December 14, 1995, the Board of Directors authorized the adoption of the 1996 Non Qualified Option Plan (the "1996 Non-Qualified Plan") which was approved by the Company's stockholders on March 15, 1996.

The 1996 Non-Qualified Plan authorizes the grant of 250,000 shares subject to adjustment as provided therein. The 1996 Non-Qualified Plan terminates ten
(10) years after stockholder approval. On August 6, 1997, the 1996 Non-Qualified Plan was registered with the Securities and Exchange Commission under Form S-8. Options granted shall specify the exercise price, the duration of the option, the number of shares to which the option applies and such other terms and conditions not inconsistent with the 1996 Non-Qualified Plan as the Board of Directors or committee administering the 1996 Non-Qualified Plan shall determine. Payment of the exercise price for options under the 1996 Non-Qualified Plan is to be made in cash, by the exchange of Common Stock having equivalent value or through a "Cashless Exchange". If a Participant elects to utilize a Cashless Exercise, he shall be entitled to a credit equal to the amount of that equity by which the current Fair Market Value exceeds the option price on that number of options surrendered and to utilize that credit to exercise additional options held by him that such equity could purchase. There shall be canceled that number of options utilized for the credit and for the options exercised for such credit. In the event of any change of the outstanding Common Stock by reason of a stock split, stock dividend, combination, reclassification or exchange of shares, recapitalization, merger, consolidation or other similar event, the number of shares available for options and the price thereof shall be proportionately adjusted.

Pursuant to the 1998 Employment Agreements, on January 21, 1998, options to acquire 30,000 shares were granted to each Kenneth R. Aupperle and Kenneth Plotkin, exercisable for a period of ten years at $4.625 per share. On March 15, 1996, options to acquire 15,000 shares each were granted to Kenneth R. Aupperle and Kenneth Plotkin, exercisable for a period of ten years at $3.00 per share. On March 5, 1997, options to acquire 5,000 shares each were granted to Bernard Herman and Leonard Neuhaus, exercisable for a period of five years at $2.69 per share. As of January 27, 1998, options to acquire a total of 100,000 shares have been granted under this plan.


                           CERTAIN TRANSACTIONS

The Company occupies a 25,000 square foot facility at 91 Cabot Court, Hauppauge, New York which it uses as its executive offices and for the testing, storage, and shipping of its products. The Company considers the premises to be suitable for all its needs. The building is owned by Laddok, a partnership consisting of Messrs. Aupperle and Plotkin and their wives and is leased to the Company under a lease agreement expiring on January 31, 2006 with an option of the Company to extend the lease for an additional three years. Rent is currently at the annual rate of $321,958 and will increase to $338,058 per year on February 1, 1998. The rent is payable in equal monthly installments and increases at a rate of 5% per year on February 1 of each year thereafter including during the option period. The premises are subject to two mortgages which have been guaranteed by the Company upon which the outstanding principal amount due as of September 30, 1997 was $1,147,989. The Company pays the taxes and operating costs of maintaining the premises.

On December 17, 1996 the Board of Directors approved the issuance of warrants to Laddok in consideration of Laddok's agreement to cancel the last three years of the Company's lease and to grant an option to the Company to extend the lease for three years. The result is that the Company will have no loss but will have flexibility to relocate at that time if necessary. The Stock Option Committee authorized the grant of a warrant to Laddok to acquire 60,000 shares at an exercise price of $3 13/16, which is exercisable for a term of ten years.

For a discussion regarding the employment agreements of, and stock options granted to, Messrs. Plotkin and Aupperle, see "Executive Compensation-Employment Agreements" and "Security Ownership of Management", above.


          PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1998
          INCENTIVE STOCK OPTION PLAN
          ---------------------------

Introduction

The Board of Directors unanimously recommends that the shareholders approve the 1998 Incentive Stock Option Plan.

Description of the 1998 Incentive Stock Option Plan

On December 17, 1997, the Board of Directors adopted and authorized the submission to the Company's stockholders for their approval at the Annual Meeting on March 12, 1998, the 1998 Incentive Stock Option Plan (the "1998 Incentive Plan") under Section 422 of the Internal Revenue Code. The 1998 Incentive Plan is applicable to the Company's key employees. The purpose of the 1998 Incentive Plan is to encourage and reward key employees by giving them an opportunity to share in any future success of the Company without burdening the Company's cash resources. The 1998 Incentive Plan authorizes stock incentives for the key employees to acquire shares of the Company's Common Stock.

As adopted by the board, the 1998 Incentive Plan authorizes the grant of 350,000 shares of Common Stock, subject to adjustment as provided in the plan. Pursuant to the 1998 Employment Agreements, on January 21, 1998, options to acquire a total of 35,900 shares were granted to Kenneth R. Aupperle and Kenneth Plotkin, in equal shares, exercisable in increments of 33 1/3% per year at $5.0875 per share, for a period of five years from the date the options first become exercisable.

The following summary provides a description of the significant provisions of the 1998 Incentive Plan. However, such summary is qualified in its entirety by reference to the full text of the 1998 Incentive Plan.

Eligibility to participate in the 1998 Incentive Plan is limited to key employees of the Company and its subsidiaries. The 1998 Incentive Plan terminates December 16, 2007. The term of each option may not exceed ten years. Options will not be transferable except upon death and, in such event, transferability will be effected by will or by the laws of descent and distribution.

Options under the 1998 Incentive Plan may not be granted at less than 100% of fair market value at the time of the grant. Options granted to employees who own more than 10% of the Company's outstanding Common Stock will be granted at not less than 110% of fair market value for a term of five years. The aggregate market value of stock for which Incentive Stock Options are exercisable during any calendar year by an individual is limited to $100,000, but the value may exceed $100,000 for which options may be granted to an individual. Payment of the exercise price for options under the 1998 Incentive Plan are to be made in cash or by the exchange of Common Stock having equivalent value.

For purposes of the 1998 Incentive Plan, fair market value is the last price for the Company's Common Stock as quoted by NASDAQ.

No disposition of Common Stock received upon exercise of Options shall be made within two (2) years from the date of grant of the Option nor within one
(1) year after the exercise.

In the event of any future recapitalization, split-up or consolidation of shares, the number of shares and exercise price shall be proportionately adjusted.

Vote Required for Approval

A copy of the 1998 Incentive Plan is annexed hereto as Exhibit "1." The 1998 Incentive Plan must be approved by the Company's stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting on March 12, 1998 is required for approval of this proposal. Abstentions are not counted in determining the number of votes required to attain a majority of the outstanding shares in connection with this proposal. "Broker non-votes" (which represent shares of Common Stock held by stockbrokers and not voted by the brokers) will not be considered as votes cast in determining the outcome of this proposal.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 1998 INCENTIVE STOCK
          OPTION PLAN.

                      PROPOSAL TO RATIFY APPOINTMENT
                          OF INDEPENDENT AUDITORS
                          -----------------------

The Board of Directors of the Company has appointed the firm of BDO Seidman, LLP, Certified Public Accountants as the Company's independent auditors for the fiscal year ending September 30, 1998. The Board of Directors will propose ratification of the appointment of BDO Seidman, LLP. BDO Seidman, LLP has no financial interest of any kind in the Company and has had no connection with the Company at any time in the past except for the professional relationship between auditor and client.

The affirmative vote of the holders of a majority of the Common Stock of the Company represented at the Annual Meeting will be required for approval of the auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the Board of Directors.

Representatives of BDO Seidman, LLP are expected to be present at the stockholders meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

BDO Seidman, LLP was named as the Company's independent public accountants effective August 10, 1995. BDO Seidman, LLP was not previously consulted by the Company with respect to any matter preceding the date of their appointment.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP, AS INDEPENDENT AUDITORS.

             PROCEDURE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR NEXT ANNUAL MEETING

Proposals by stockholders for inclusion in the next annual meeting proxy statement must be received in writing prior to December 14, 1998. Proposals should be addressed to the Secretary of Hauppauge Digital, Inc., 91 Cabot Court, Hauppauge, New York 11788 and should be sent by certified mail, receipt requested. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

                               OTHER MATTERS

So far as the Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

By order of the Board of Directors.

Dated:   January 28, 1998

                                   KENNETH PLOTKIN
                                    Secretary

                        HAUPPAUGE DIGITAL, INC.
                            91 Cabot Court
                        Hauppauge, New York 11788

       PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
     MARCH 12, 1998 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints KENNETH R. AUPPERLE and KENNETH PLOTKIN and each or either of them (with power of substitution) and proxies for the undersigned, to vote all shares of Common Stock of record on January 27, 1998 of HAUPPAUGE DIGITAL, INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on March 12, 1998 at 10:00 a.m. local time, or at any adjournment thereof, upon the matters set forth in the Notice of and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:

No. 1:  ELECTION OF DIRECTORS

  To serve for the term continuing through the next annual meeting and until the election and qualification of their respective successors.

  Kenneth R. Aupperle, Kenneth Plotkin, Leonard Neuhaus and Bernard Herman

  [ ] FOR all nominees listed above (except as withheld in the space below.)

  [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

  (Instruction: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

  ____________________________________________________________________


No.2        APPROVAL OF 1998 INCENTIVE STOCK OPTION PLAN

  Proposal to approve the adoption of the 1998 Incentive Stock Option Plan in the form attached to the Proxy Statement.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

  ____________________________________________________________________

No. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  Proposal to ratify the appointment of BDO Seidman, LLP, Certified Public Accountants, as the independent auditors to examine the financial statements of the Company for the fiscal year ending September 30, 1998.

  [ ] FOR        [ ]   AGAINST       [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Your proxy is important to assure a quorum at the meeting whether or not you plan to attend the meeting in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.



                       Dated _______________________________________



                       _____________________________________________
                       Signature


                       _____________________________________________
                       Signature if held jointly


                       _____________________________________________
                       Number of Shares as of January 27, 1998


                       This proxy must be signed exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

                                EXHIBIT "1"
                                -----------

                         HAUPPAUGE DIGITAL, INC.

                   1998 INCENTIVE STOCK OPTION PLAN


  1. PURPOSE. The purpose of the Plan is to provide additional incentive for such Key Employees of the Company, its Subsidiaries and divisions, as may be designated for participation in the Plan by granting incentive stock options and thereby encouraging such Key Employees to invest in such shares, thereby furthering their identity of interest with the Company's sharehold-ers, giving them a greater personal interest and increasing their interest in and commitment to the future growth and prosperity of the Company.

  2. DEFINITIONS. Unless otherwise required by the context,the following terms, when used in the Plan, shall have the meanings set forth in this section 2. In addition to the definitions provided in this section 2, certain words and phrases used in the Plan may be defined elsewhere in the Plan.

       Act:  The Securities Exchange Act of 1934, as amended.

       Board of Directors or Board: The Board of Directors of the Company.

       Change of Control: Any merger or consolidation of the Company, any tender offer, exchange offer or other purchase of any outstanding securities of the Company, or any sale of assets of the Company, if, as a result of such event, the members of the Company's Board of Directors prior to such event shall thereafter constitute less than a majority of the Board of Directors of the Company (or of the surviving or resulting corporation, as the case may be).

       Committee: (i) The Stock Option Committee of the Board of Directors, which shall consist of not less than two (2) directors of the Company (the members of the Committee shall be "disinter-ested" persons within the meaning of Rule 16b-3); or (ii) such other entity as authorized under Rule 16b-3 promulgated under the Act, as the same may be amended or supplemented from time to time.

       Common Stock: The Common Stock of the Company, par value $0.01 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of section 6.

       Company: Hauppauge Digital, Inc., or such amended name as utilized by the Company.

       Fair Market Value: As applied to any date, the last closing price of the Common Stock reported by NASDAQ, or if not applicable, by the National Quotation Bureau or such stock exchange as said common stock may be listed on.

       Incentive Stock Option: A stock option that satisfies the requirements of section 422 of the Internal Revenue Code.

       Internal Revenue Code: The Internal Revenue Code of 1986, as amended, and include the regulations promulgated pursuant thereto.

       Key Employee: An employee of the Company or of a Subsidiary, including an officer or director who is an employee, who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary. The grant or recommendation of the grant of an Incentive Stock Option to an employee by the Committee shall be deemed a determination by the Committee that such employee is a Key Employee.

       Plan: The Incentive Stock Option Plan herein set forth as the same may from time to time be amended.

       Restricted Shares: Shares of Common Stock issued or transferred subject to restrictions as authorized by paragraph (c) of Section 9 of the Plan.

       Subsidiary: A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

  3.   ADMINISTRATION OF PLAN.

       (a) COMMITTEE. The Plan shall be administered by a stock option committee, or other entity as may be authorized under Rule 16b-3 of the Act. The members of the Committee shall be appointed by and shall serve at the pleasure of the Board, which may from time to time change the Committee's membership.

       (b) AUTHORITY. The Committee shall have the sole and complete authority to:

            (i) determine the individuals to whom Incentive Stock Options are granted, the amounts of Incentive Stock Options to be granted and the time of all such grants;

            (ii) determine the terms, conditions and provisions of, and restrictions relating to, each Incentive Stock Option granted;

            (iii)interpret and construe the Plan and all agreements;

            (iv) prescribe, amend and rescind rules and regulations
                 relating to the Plan;

            (v)  determine the content and form of all agreements;

            (vi) determine all questions relating to Incentive Stock
                 Options under the Plan;

            (vii) maintain accounts, records and ledgers relating to
                 Incentive Stock Options;

            (viii) maintain records concerning its decisions and
                 proceedings;

            (ix) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

            (x) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.

       (c) DETERMINATIONS. All determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons.

       (d) DELEGATION. Except as required by Rule 16b-3 promulgated under the Act (and any successor to such rule) with respect to the grant of Incentive Stock Options to Key Employees who are subject to Section 16 of the Act, the Committee may delegate to appropriate senior officers of the Company its duties under the Plan pursuant to such conditions and limitations as the Committee may establish.

  4.   GRANTS OF INCENTIVE STOCK OPTIONS.

       Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Incentive Stock Options under this Plan to, and only to, Key Employees.

  5.   STOCK SUBJECT TO THE INCENTIVE STOCK OPTIONS.

       (a) Subject to the provisions of paragraph (c) of this section 5 and of Section 7, the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Incentive Stock Options granted under the Plan shall not exceed 350,000.

       (b) Authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under the Plan or otherwise, may be used, as the Committee may from time to time determine, for purposes of the Plan, provided, however, that any previously issued shares acquired or held by the

Company for the purposes of the Plan shall, unless and until transferred to a Key Employee in accordance with the Plan, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of the Plan, and shall be available for any corporate purposes and subject to the claims of creditors of the Company.

       (c) If any shares of Common Stock subject to an Incentive Stock Option shall not be issued or transferred and shall cease to be issuable or transferable for any reason or if any such shares shall, after issuance or transfer, be reacquired or repurchased by the Company or Subsidiary, the shares not so issued or transferred or the shares so reacquired or repurchased by the Company or a Subsidiary may again be made subject to Incentive Stock Options.

          6.     PROVISIONS OF INCENTIVE STOCK OPTIONS.

       (a) All Incentive Stock Options shall be subject to the following provisions:

            (1) The purchase price per share shall be determined by the Committee from time to time and shall in no event be less than 100% of the Fair Market Value of such share on the date of grant.

            (2) Subject to the provisions of paragraphs (a)(5) and (a)(7) of this section 6, an Option granted under the Plan may not be exercised unless, at the time of such exercise, the optionee shall be in the employ of the Company and shall have completed at least twelve months of continuous employment with the Company from the date of the grant of his Option. However, in the event there is a Change in Control, an Option granted under the Plan shall become immediately vested and exercisable.

            (3) Each Option shall expire at such time as the Committee may determine, at the time the Option shall be granted, but not later than ten years from the date such Option shall have been granted.

            (4) Any Option granted under the Plan may be exercised solely by the person to whom granted (or by his guardian or legal representative), except as provided in paragraph
                 (a)(7) of this section 6 in the case of such person's death.

            (5) Absence on leave, approved by an officer of the Company or a Subsidiary authorized to give such approval, shall not be considered an interruption or termination of employment for any purpose of the Plan, or Options granted thereunder, except that no Option may be granted to an employee while he is absent on leave.

            (6) An Option may be exercised, in whole or in part, at any time or from time to time during the balance of the term of the Option, except as limited by provisions contained in the Option.

            (7) The Option shall terminate if and when the optionee shall cease to be an employee of the Company and its Subsidiaries, except as follows:

                 (i) If the optionee shall die while in the employ of the Company or of a Subsidiary, the Option shall be exercisable, as and to the extent exercisable by such person or persons as shall have acquired the optionee's rights under the Option by will or the laws of descent and distribution, but not later than one year after the date of death and not after the expiration of the specific period fixed in the Option grant.

                 (ii) If an optionee shall become disabled (within the
                      meaning of section 105(d)(4) of the Internal
                      Revenue Code) while in the employ of the Company or of a Subsidiary and such optionee's employment shall terminate by reason of such disability the Option shall be exercisable, as and to the extent exercisable at the time of the termination of his employment, within such period as shall be set forth in the Option grant, but only within one year after the termination of the optionee's employment and not after the expiration of the specific period fixed in the Option grant as in effect at the time of the termination of his employment.

            (8) Shares purchased upon exercise of an Option shall be paid for in full by cash, in the equivalent amount of the Company's Common Stock or through a "Cashless Exercise". If a Participant elects to utilize a Cashless Exercise, he shall be entitled to a credit equal to the amount of that equity by which the current Fair Market Value exceeds the option price on that number of options surrendered and to utilize that credit to exercise additional options held by him that such equity could purchase. There shall be canceled that number of options utilized for the credit and for the options exercised for such credit. For example, if the Participant has options to acquire 20,000 shares which are exercisable, the Fair Market Value is $2.00 per share, the exercise price is $1.25 per share, and the participant elects to utilize for a credit 10,000 options ($7,500), then upon a Cashless exercise in connection therewith he shall be entitled to acquire 6,000 shares of Common Stock in exchange for the options for 10,000 shares for which a credit has been received and options for 6,000 shares have been exercised. The Participant will still have exercisable options to acquire 4,000 shares of Common Stock.

            (9) The Option agreements or Option grants authorized by the Plan may contain such other provisions as the Committee shall deem advisable provided they do not violate the provisions of Section 422 of the Internal Revenue Code.

            (10) The aggregate Fair Market Value (determined as of the time of grant) of stock for which Incentive Stock Options are exercisable for the first time during any calendar year by an optionee is to be limited to $100,000, but the value may exceed $100,000 for which options may be granted to an optionee.

            (11) In the event that any Incentive Stock Option is granted under the Plan to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share under such

                 Incentive Stock Option shall be at least 110% of the fair market value of such share at the time such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date it is granted.

            (12) Upon the exercise of the Incentive Stock Option, no
                 disposition of such Common Stock shall be made within two (2) years from the date of the granting of the Option nor within one (1) year after the transfer of the Common Stock to him.

  7. ADJUSTMENT PROVISIONS. In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be affected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of another corporation are received by the holder of Common Stock or any distribution is made to the holders of Common Stock other than a cash dividend, (a) the number and class of shares or other securities that may be issued or transferred and (b) the option price shall in each case be equitably adjusted as the Committee may, in the reasonable exercise of its discretion, determine. In no event may any change be made under this section 7 in any Incentive Stock Option which would constitute a "modification" within the meaning of Section 425(h)(3) of the Internal Revenue Code.

  8. TERM. The Plan shall be deemed adopted and shall become effective upon approval and adoption by the shareholders at an Annual Meeting of Shareholders of the Company to be held on March 12, 1998(the "Annual

Meeting"). No Incentive Stock Options shall be granted under the Plan on or after December 16, 2007.

  9.   GENERAL PROVISIONS.

       (a) The Committee may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it deems necessary to determine eligibility to participate in the Plan and for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee may make such determinations and interpretations under or in connection with the Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries, its shareholders and all employees and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

       (b) Any action required or permitted to be taken by the Committee under the Plan shall require the affirmative vote of a majority of all the members of the Committee.

       (c) With respect to any shares of Common Stock issued or transferred under the provision of the Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee may direct and, without limiting the generality of the foregoing, provision may be made in that shares issued or transferred upon their grant or exercise shall be Restricted Shares subject to forfeiture upon failure to comply with conditions and restrictions imposed in the grant of such Incentive Stock Options.

       (d) Nothing in the Plan nor in any instrument executed pursuant thereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or shall affect the right of the Company or of a

Subsidiary to terminate the employment of any employee with or without cause.

       (e) No shares of Common Stock shall be sold, issued or transferred pursuant to an Incentive Stock Option unless and until there has been compliance, in the opinion of counsel to the Company, with all legal requirements, applicable to the sale, issuance or transfer of such shares. In connection with any such sale, issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

       (f) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of the Plan except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

       (g) No Incentive Stock Option shall be assignable or subject to any encumbrance, pledge or charge of any nature, shall be subject to execution, attachment or similar process, or shall be transferable other than by will or the laws of descent and distribution, and every Incentive Stock Option and all rights under the Plan shall be exercisable during the employee's lifetime only by him or his guardian or legal representative.

 10.  AMENDMENT OR DISCONTINUANCE OF PLAN.

       (a) The Plan may be amended by the Committee at any time, provided that, without the approval of the shareholders of the Company, no amendment shall be made which (i) increases the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Incentive Stock Options as provided in paragraph (a) of Section 5, (ii) materially increases the benefits accruing to participants under the Plan, (iii) materially modifies the requirements as to eligibility for participation in the Plan, (iv) amends
Section 8 to extend the term of the Plan, (v) amends this section 10 or which would otherwise invalidate this Plan under Section 422 of the Internal Revenue Code.

       (b) The Committee may, by resolution adopted by a majority of the entire Committee, discontinue the Plan.

       (c) No amendment or discontinuance of the Plan by the Committee or the shareholders of the Company shall adversely affect, except with the consent of the holder, any Incentive Stock Option theretofore granted.

  11.  COMPLIANCE WITH SECTION 422 OF THE INTERNAL REVENUE CODE.  This
Plan is intended to comply with the provisions of Section 422 of the Internal Revenue Code and to the extent inconsistent or non-complying, the provisions of said section shall be deemed applicable to this Plan.

  12.  NO GUARANTEE OF EMPLOYMENT BY PARTICIPATION.
       Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any employee's employment at any time, nor confer upon any employee any right to continue in the employment of the Company.